UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2007
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 25, 2007, Molecular Insight Pharmaceuticals, Inc. issued a press release announcing that it has initiated a Phase 2 trial with Zemiva™ (iodofiltic acid I 123 or BMIPP) for the diagnosis of cardiac ischemia, or lack of sufficient blood supply to an area of the heart, in patients with suspected Acute Coronary Syndrome (ACS) in the emergency department setting. The current trial is designed to be a pivotal registration trial that, upon replication in a successive confirmatory Phase 3 trial, could form the basis of an application with the U.S. Food and Drug Administration (FDA) for marketing approval.
The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued June 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 25th day of June, 2007.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ David S. Barlow
	Name:	David S. Barlow
	Title:	Chairman and Chief Executive Officer

Exhibit Index to Current Report on Form 8-K
Dated June 25, 2007

Exhibit
Number

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued June 25, 2007